UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock World Income Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock World Income Fund, Inc.

ANNUAL REPORT | DECEMBER 31, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month

US equities (S&P 500 Index)	22.59%	26.46%

Small cap US equities (Russell 2000 Index)	23.90	27.17

International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2009

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark J.P. Morgan Global Government

Bond Broad Index for the 12-month period.

What factors influenced performance?

•

The Fund’s overweight in US securitized assets, namely asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), aided performance as these sectors found support through a combination of a return to risk-taking in the market and supportive government programs, such as the Term Asset-Backed Securities Loan Facility (TALF) and Private-Public Investment Program (PPIP). An overweight in US investment-grade credit, high yield credit and emerging market debt also aided results as investors reached for yield. In addition, our overweight in Japanese inflation-linked bonds was additive as the market normalized. Regionally, our overweight exposure to Argentina and Venezuela helped performance.

•

Our outright duration overweight to German, Australian and Canadian government bonds aided performance, as did our short duration positioning in the US. However, the Fund’s overweight in German government bonds versus peripheral markets of the Eurozone detracted from performance as peripheral market spreads rallied along with other spread assets.

•

On the currency front, the US dollar (USD) weakened against all major currencies from March until December as investors returned to riskier assets. Accordingly, our overweight exposure to the USD detracted from performance.

Describe recent Fund activity.

•

During the annual period, we tactically traded duration, maintaining a neutral to long bias overall. We moved duration from countries with weaker fiscal outlooks, such as the United States and the United Kingdom, to countries with more positive fundamentals, such as Germany and Canada. We also added Danish government bonds and reduced our exposure to Japanese government bonds. We used the sell-off in Greek government debt to close our duration underweight to this market at attractive levels relative to other peripheral countries of the Eurozone. We added exposure to emerging markets through Venezuela and Argentina as we believed tiering of the emerging market has led to excessive risk premiums for these higher-beta credits. We also added exposure to front-end investment-grade credit and high yield credit. Lastly, we added a long position in the Chinese renminbi in anticipation of an upward revaluation of the currency versus the USD.

Describe Fund positioning at period end.

•

At period end, we continue to maintain a neutral to long duration bias relative to the benchmark, focusing our overweight duration positions in countries that have been more fiscally responsible such as Germany, Australia and Canada. We continue to see the best opportunities in relative value country and yield curve trades as economic fundamentals and policy action differ by country. We maintain an overweight in risk assets and, in particular, think there will be good opportunities for security selection within the credit markets, as well as opportunities for high-beta credits in the emerging world. We ended the period with a 14% allocation to emerging markets and a 9% allocation to high yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.20%	6.89%	10.34%	N/A	4.00%	N/A	7.24%	N/A
Investor A	1.91	6.77	10.11	5.71%	3.77	2.92%	6.98	6.55%
Investor B	1.48	6.68	9.54	5.54	3.22	2.90	6.42	6.42
Investor C	1.19	6.55	9.30	8.30	3.03	3.03	6.21	6.21
Investor C1	1.42	6.48	9.50	8.50	3.19	3.19	6.39	6.39
J.P. Morgan Global Government Bond Broad Index	—	4.13	2.51	N/A	4.56	N/A	6.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year.

Investor B and Investor C1 Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Portfolio Information

As of December 31, 2009

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	59%
Corporate Bonds	27
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	4
Municipal Bonds	2
Preferred Securities	1
U.S. Treasury Obligations	1

Geographic Allocation	Percent of Long-Term Investments

United States	25%
Germany	11
United Kingdom	10
France	8
Japan	7
Denmark	5
Australia	4
Canada	4
Venezuela	3
Italy	3
Greece	2
Brazil	2
Mexico	2
Spain	2
Netherlands	2
Sweden	2
Other[1]	8

[1]	Other includes a 1% holding in each of the following countries: Colombia, Norway, Argentina, Ireland, Peru, Poland, Russia and Qatar.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service, distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,068.90	$5.68	$1,000	$1,019.71	$5.55
Investor A	$1,000	$1,067.70	$6.78	$1,000	$1,018.65	$6.61
Investor B	$1,000	$1,066.80	$9.48	$1,000	$1,016.03	$9.25
Investor C	$1,000	$1,065.50	$10.72	$1,000	$1,014.82	$10.46
Investor C1	$1,000	$1,064.80	$9.68	$1,000	$1,015.82	$9.45

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.09% for Institutional, 1.30% for Investor A, 1.82% for Investor B, 2.06% for Investor C and 1.86% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	7

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

France — 0.4%
Auto ABS Compartiment Series 2007-1, Class A, 0.96%, 2/25/19 (a)	EUR	500	$701,224

Ireland — 0.2%
Cars Alliance Series 2007-1, Class A, 0.86%, 10/08/23 (a)		300	417,234

Italy — 0.2%
COMP Series 2007-2, Class A, 0.87%, 10/25/20		300	418,523

Netherlands — 0.4%
Globaldrive BV Series 2008-2, Class A, 4.00%, 10/20/16		480	693,103

United States — 4.4%
Ally Auto Receivables Trust Series 2009-B, Class A2, 1.21%, 6/15/12 (a)(b)	USD	2,260	2,262,287
Capital One Auto Finance Trust Series 2006-A, Class A4, 0.24%, 12/15/12 (a)		595	589,934
DaimlerChrysler Auto Trust Series 2007-A, Class A4, 5.28%, 3/08/13		615	642,743
Home Equity Asset Trust Series 2007-2, Class 2A1, 0.34%, 7/25/37 (a)		194	184,917
Nissan Auto Receivables Owner Trust:
Series 2009-1, Class A3, 5.00%, 9/15/14		560	585,110
Series 2009-A, Class A2, 2.94%, 7/15/11		590	595,351
SLM Student Loan Trust Series (a):
2005-1, Class A2, 0.36%, 4/27/20		941	926,822
2008-5, Class A2, 1.38%, 10/25/16		600	609,186
2008-5, Class A3, 1.58%, 1/25/18		600	616,824
2008-5, Class A4, 1.98%, 7/25/23		600	627,053

			7,640,227

Total Asset-Backed Securities — 5.6%			9,870,311

Common Stocks		Shares

Canada — 0.1%
Ainsworth Lumber Co. Ltd. (c)		41,892	106,147
Ainsworth Lumber Co. Ltd. (b)(c)		47,014	118,841
Western Forest Products, Inc. (c)		54,716	10,202
Western Forest Products, Inc. (b)(c)		25,926	4,834

			240,024

Total Common Stocks — 0.1%			240,024

Corporate Bonds		Par (000)	Value

Australia — 0.4%
Westpac Banking Corp., 4.20%, 2/27/15	USD	750	$762,354

Bermuda — 0.1%
AES China Generating Co. Ltd., 8.25%, 6/26/10		264	253,915

Canada — 1.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		370	231,541
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,300	1,268,553
Novelis, Inc., 7.25%, 2/15/15		850	809,625

			2,309,719

Cayman Islands — 0.3%
Petrobras International Finance Co., 6.88%, 1/20/40		465	477,834

Denmark — 0.4%
Realkredit Danmark A/S, Series 83D, 2.73%, 1/01/38 (a)	DKK	2,533	463,493
TDC A/S, 6.50%, 4/19/12	EUR	105	159,554

			623,047

Europe — 0.3%
European Investment Bank, 3.13%, 6/04/14	USD	450	455,219

Finland — 0.3%
Dexia Credit Local, 2.38%, 9/23/11 (b)		520	530,677

France — 1.2%
BNP Paribas, 0.46%, 4/27/17 (a)		1,000	952,370
Credit Agricole Covered Bonds, Series E, 3.50%, 7/21/14	EUR	250	366,478
Société Générale, 0.98%, 6/07/17 (a)		550	753,224

			2,072,072

Germany — 0.7%
Muenchener Rueckversicherungs AG, 6.75%, 6/21/23 (a)		500	762,805
UPC Germany GmbH, 8.13%, 12/01/17 (b)		300	438,128

			1,200,933

Ireland — 0.6%
Smurfit Kappa Acquisitions, 7.25%, 11/15/17		300	419,313
Talisman Finance Plc, Series 7, Class A, 0.94%, 4/22/17 (a)		567	605,520

			1,024,833

Italy — 0.4%
Intesa Sanpaolo SpA, 5.75%, 5/28/18 (a)		450	680,151

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungary Forint
JPY	Japanese Yen
MXN	Mexican New Peso
NOK	Norwegian Krone
PLN	Poland Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Luxembourg — 0.5%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	265	$357,097
Unicredit Luxembourg Finance SA, 0.62%, 1/13/17 (a)(b)	USD	550	516,336

			873,433

Netherlands — 1.2%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14	EUR	300	441,265
Fortis Bank Nederland Holding NV, 3.38%, 5/19/14		350	513,701
LeasePlan Corp. NV, 3.25%, 5/22/14		425	619,156
Telefonica Europe BV, 7.75%, 9/15/10	USD	500	523,054

			2,097,176

New Zealand — 0.5%
ANZ National International Ltd., 3.25%, 4/02/12 (b)		775	798,300

Norway — 1.2%
Eksportfinans A/S, Series MTN, 4.38%, 9/20/10	EUR	595	869,769
Eksportfinans ASA, 3.00%, 11/17/14	USD	890	876,379
Kommunalbanken AS, 5.13%, 5/30/12		400	429,586

			2,175,734

Russia — 0.5%
Morgan Stanley Bank AG for OAO Gazprom, 9.63%, 3/01/13		800	890,400

Spain — 0.2%
Santander Issuances SA Unipersonal, 1.01%, 3/23/17 (a)	EUR	200	267,473

Sweden — 0.4%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)	USD	750	754,627

Switzerland — 0.2%
UBS AG, 0.86%, 11/17/15 (a)	EUR	250	337,096

United Kingdom — 4.3%
Barclays Bank Plc, 1.03%, 5/30/17 (a)		600	758,556
Chester Asset Receivables Dealings No. 12 Plc, Series A, 6.00%, 3/15/13	GBP	310	494,257
FCE Bank Plc:
7.13%, 1/16/12	EUR	250	351,219
7.13%, 1/15/13		400	556,217
HBOS Plc, 1.02%, 9/01/16 (a)		260	292,599
HSBC Bank Plc (a):
4.25%, 3/18/16		250	362,108
0.94%, 3/29/16		530	730,704
Imperial Tobacco Finance Plc, 5.00%, 6/25/12		400	601,299
Lloyds TSB Bank Plc, 6.25%, 4/15/14		150	234,032
NTL Cable Plc, 9.13%, 8/15/16	USD	250	263,437
Northern Rock Plc, 5.63%, 6/22/17 (b)		1,600	1,533,412
The Royal Bank of Scotland Plc, 6.38%, 4/29/14	GBP	250	423,722
Vodafone Group Plc:
7.75%, 2/15/10	USD	450	453,438
4.15%, 6/10/14		450	462,953

			7,517,953

Corporate Bonds		Par (000)	Value

United States — 11.2%
American Tire Distributors, Inc., 6.54%, 4/01/12 (a)	USD	400	$332,000
BAE Systems Holdings, Inc., 4.95%, 6/01/14 (b)		350	364,435
Boeing Co., 1.88%, 11/20/12		390	385,655
Bottling Group LLC, 5.13%, 1/15/19		650	675,452
CSC Holdings, Inc.:
6.75%, 4/15/12		825	851,812
Series B, 7.63%, 4/01/11		650	671,125
CellCo Partnership, 3.75%, 5/20/11		675	696,037
Cricket Communications, Inc., 10.00%, 7/15/15		285	288,919
DJO Finance LLC, 10.88%, 11/15/14		70	73,850
DirecTV Holdings LLC, 5.88%, 10/01/19 (b)		580	589,916
Dollar General Corp., 10.63%, 7/15/15		440	487,300
Duane Reade, Inc., 11.75%, 8/01/15		135	146,475
EchoStar DBS Corp., 7.00%, 10/01/13		345	354,919
GMAC LLC, 6.88%, 9/15/11 (b)		930	916,050
General Mills, Inc., 5.65%, 2/15/19		575	609,817
Georgia-Pacific Corp., 8.13%, 5/15/11		600	630,000
The Goodyear Tire & Rubber Co., 7.86%, 8/15/11		470	485,862
Lincoln National Corp., 6.25%, 2/15/20		585	576,506
MetLife, Inc., 6.75%, 6/01/16		549	614,793
MetroPCS Wireless, Inc., 9.25%, 11/01/14		240	243,000
Metropolitan Life Global Funding I, 2.88%, 9/17/12 (b)		450	453,531
NewPage Corp.:
10.00%, 5/01/12		90	64,350
11.38%, 12/31/14 (b)		1,000	1,010,000
Nielsen Finance LLC, 10.00%, 8/01/14		500	521,250
Occidental Petroleum Corp., 7.00%, 11/01/13		375	430,869
Peabody Energy Corp., 7.38%, 11/01/16		310	319,687
Princeton University, 4.95%, 3/01/19		690	711,480
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		360	361,350
Qwest Corp.:
8.88%, 3/15/12		555	596,625
7.50%, 10/01/14		500	519,375
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		280	295,400
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	300	434,365
SLM Corp., 5.40%, 10/25/11	USD	90	89,921
Sabine Pass LNG LP, 7.50%, 11/30/16		850	707,625
Sovereign Bancorp, Inc., 4.90%, 9/23/10		675	689,287
Sprint Capital Corp., 7.63%, 1/30/11		521	533,374
Steel Dynamics, Inc., 7.38%, 11/01/12		100	103,000
Sungard Data Systems, Inc., 10.63%, 5/15/15		420	462,525
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		370	353,812
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		50	54,000
10.00%, 5/01/18		20	22,400
UBS AG, Series DPNT, 5.88%, 12/20/17		500	513,846
United Rentals North America, Inc., 6.50%, 2/15/12		430	428,925

			19,670,920

Total Corporate Bonds — 26.2%			45,773,866

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value

Argentina Government International Bond, 8.28%, 12/31/33	USD	2,176	$1,626,685
Australia Government Bond:
Series 25 CI, 3.00%, 9/20/25	AUD	650	593,030
Series 122, 5.25%, 3/15/19		1,520	1,325,959
Brazilian Government International Bond:
8.00%, 1/15/18	USD	397	452,597
5.88%, 1/15/19		250	266,250
8.25%, 1/20/34		1,350	1,724,625
7.13%, 1/20/37		50	57,375
5.63%, 1/07/41		1,090	1,027,325
Bundesobligation, Series 155, 2.50%, 10/10/14	EUR	1,080	1,552,257
Bundesrepublik Deutschland:
4.25%, 1/04/14		770	1,187,425
3.50%, 7/04/19		2,646	3,848,738
Series 07, 4.25%, 7/04/39		2,225	3,262,368
Bundesschatzanweisungen, 1.25%, 3/11/11		689	992,238
Canadian Government Bond, 5.00%, 6/01/37	CAD	2,210	2,431,137
Colombia Government International Bond, 7.38%, 9/18/37	USD	2,040	2,223,600
Denmark Government Bond, 4.00%, 11/15/12	DKK	20,576	4,159,980
Deutsche Bundesrepublik:
3.75%, 1/04/15	EUR	2,010	3,044,664
4.75%, 7/04/34		3,325	5,168,319
Series 00, 5.50%, 1/04/31		337	569,156
Dominican Republic International Bond, 9.04%, 1/23/18	USD	219	236,903
Export Development Canada, 2.38%, 3/19/12		850	864,804
France Government Bond OAT:
4.25%, 10/25/18	EUR	4,470	6,778,467
4.00%, 10/25/38		1,193	1,643,473
French Treasury Note BTAN, 2.50%, 1/12/14		490	706,407
Hellenic Republic Government Bond:
4.09%, 2/20/13 (a)		885	1,265,094
4.60%, 5/20/13		1,115	1,582,374
3.70%, 7/20/15		950	1,264,115
Series 10 Year, 6.00%, 7/19/19		730	1,057,321
Indonesia Government International Bond, 7.50%, 1/15/16 (b)	USD	350	392,000
Italy Buoni Poliennali Del Tesoro:
4.25%, 8/01/14	EUR	1,425	2,169,705
4.00%, 2/01/37		1,075	1,370,237
Japan Government:
Fifteen Year Bond Series 39, 0.88%, 3/20/21 (a)	JPY	108,600	1,164,883
Ten Year Bond Series 303, 1.40%, 9/20/19		187,450	2,028,316
Twenty Year Bond Series 99, 2.10%, 12/20/27		202,500	2,209,860
Japanese Government CPI Linked Bond:
1.20%, 12/10/17		50,501	517,090
Series 12, 1.20%, 6/10/17		338,870	3,415,707
Series 13, 1.30%, 9/10/17		196,800	2,050,304
Series 15, 1.40%, 3/10/18		4,880	50,582
Kingdom of Denmark, 3.13%, 3/17/14	EUR	500	733,116
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	500	445,886
3.50%, 3/10/14	USD	1,675	1,721,346

Foreign Government Obligations		Par (000)	Value

Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	$718,164
Series M 10, 7.75%, 12/14/17		17,675	1,342,311
Mexico Government International Bond, 8.30%, 8/15/31	USD	418	516,773
New South Wales Treasury Corp.:
Series 13, 5.25%, 5/01/13	AUD	1,060	948,925
Series CIB1, 2.75%, 11/20/25		715	604,970
Nordic Investment Bank, 6.00%, 8/20/14		950	850,830
Peru Government International Bond:
8.75%, 11/21/33	USD	225	292,500
6.55%, 3/14/37		455	473,200
Peruvian Government International Bond, 7.35%, 7/21/25		207	237,015
Poland Government International Bond, 6.38%, 7/15/19		962	1,046,351
Province of Ontario Canada, 4.10%, 6/16/14		625	652,259
Qatar Government International Bond, 4.00%, 1/20/15 (b)		885	887,213
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,422,899
Republic of Turkey, 6.75%, 4/03/18	USD	400	434,000
Russian Foreign Bond Eurobond, 7.50%, 3/31/30 (e)		799	901,871
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)		955	973,584
South Africa Government International Bond, 6.88%, 5/27/19		220	246,950
Spain Government Bond:
4.20%, 7/30/13	EUR	1,000	1,516,665
4.40%, 1/31/15		100	152,601
4.90%, 7/30/40		420	617,750
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	1,924,609
Turkey Government International Bond, 7.00%, 6/05/20	USD	600	654,000
United Kingdom Gilt:
5.00%, 3/07/12	GBP	10	17,333
5.25%, 6/07/12		1,210	2,113,064
5.00%, 9/07/14		1,969	3,485,822
4.25%, 9/07/39		300	470,347
4.50%, 12/07/42		990	1,627,267
United Mexican States, 5.95%, 3/19/19	USD	650	687,375
Venezuela Government International Bond:
9.00%, 5/07/23		1,190	800,275
7.65%, 4/21/25		225	132,750
9.25%, 9/15/27		4,660	3,401,800
9.25%, 5/07/28		1,660	1,116,350

Total Foreign Government Obligations — 57.4%			100,449,541

Non-Agency Mortgage-Backed Securities

Japan — 0.1%
JLOC 37, LLC, Series 37A, Class A1, 0.56%, 1/15/15 (a)(b)	JPY	29,155	212,867

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)		Value

United States — 3.6%
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4, 5.44%, 9/15/34	USD	449		$462,310
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.14%, 1/25/35 (a)		316		267,110
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIBC, Class A3, 6.26%, 3/15/33		744		765,151
Series 2002-C2, Class A2, 5.05%, 12/12/34		500		515,180
JPMorgan Mortgage Trust, Series 2004-A5, Class 3A1, 5.31%, 12/25/34 (a)		273		260,622
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1, 5.28%, 11/15/38		455		466,052
Merrill Lynch Mortgage Trust, Series 2002MW1, Class A4, 5.62%, 7/12/34		900		933,910
Pendeford Master Issuer Plc, Series 2007-1A, Class 3A, 0.37%, 2/12/16 (a)(b)		780		777,231
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class A3, 6.50%, 11/13/36		766		803,253
Station Place Securitization Trust, Series 2009-1, Class A, 1.74%, 12/29/10 (a)(b)		860		855,700
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 3A2, 6.08%, 8/25/46 (a)		252		191,977

				6,298,496

Total Non-Agency Mortgage-Backed Securities — 3.7%				6,511,363

Preferred Securities

Capital Trusts

France — 0.6%
AXA SA, Series 21, 5.78% (a)(f)	EUR	800		966,785

Spain — 0.2%
BBVA International Preferred SA Unipersonal, 8.50% (a)(f)		250		377,042

Switzerland — 0.1%
UBS Capital Securities Ltd., 8.84% (a)(f)		150		213,957

United States — 0.2%
HVB Funding Trust VIII, 7.06% (a)(f)		250		290,293

Total Capital Trusts — 1.1%				1,848,077

Preferred Stocks	Shares

United States — 0.0%
PTV, Inc., Series A, 10%		29,543		2,393

Total Preferred Stocks — 0.0%				2,393

Total Preferred Securities — 1.1%				1,850,470

Taxable Municipal Bonds		Par (000)		Value

United States — 1.8%
Los Angeles Department of Airports, RB, Build America Bonds, Direct Pay, 6.58%, 5/15/39	USD	525		$518,364
Metropolitan Transportation Authority, RB, Build America Bonds, Taxable, 7.34%, 11/15/39		345		385,244
New York State Urban Development Corp., RB, Build America Bonds, Taxable, 5.77%, 3/15/39		415		410,908
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		515		486,716
Taxable, Various Purpose 3, 5.95%, 4/01/16		850		857,404
State of Texas, GO, Build America Bonds, Taxable, 5.91%, 10/01/25		525		534,403

Total Taxable Municipal Bonds — 1.8%				3,193,039

U.S. Government Sponsored Agency Mortgage-Backed Securities

Freddie Mac Multiclass Certificates, Series 2920, Class HC, 4.50%, 12/15/18		674		700,238

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 0.4%				700,238

U.S. Treasury Obligations

U.S. Treasury Bonds, 6.13%, 11/15/27 (g)		645		768,356
U.S. Treasury Notes, 4.25%, 5/15/39 (h)		235		220,459

Total U.S. Treasury Obligations — 0.6%				988,815

Other Interests (i)	Beneficial Interest (000)

United States — 0.0%
Adelphia Escrow		575		58
Adelphia Recovery Trust		721		2,885
Stanley Martin, Class B Membership Units (j)		—	(k)	75,000

Total Other Interests — 0.0%				77,943

Warrants (l)

United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)		14,085		—

Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)		3,000		79,500

Total Warrants — 0.1%				79,500

Total Long-Term Investments (Cost — $167,239,841) — 97.0%				169,735,110

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (m)(n)	2,912,269	$2,912,269

Total Short-Term Securities (Cost — $2,912,269) — 1.7%		2,912,269

Total Investments (Cost — $170,152,110*) — 98.7%		172,647,379
Other Assets Less Liabilities — 1.3%		2,270,410

Net Assets — 100.0%		$174,917,789

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$170,527,617

Gross unrealized appreciation	$8,122,064
Gross unrealized depreciation	(6,002,302)

Net unrealized appreciation	$2,119,762

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	All or a portion of security has been pledged as collateral in connection with swaps.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Restricted security as to resale, representing 0.0% of net assets, was as follows:

Issue	Acquisition Date	Cost	Value

Stanley Martin, Class B Membership Units	12/9/09	$249,213	$75,000

(k)	Amount is less than $1,000.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest

BlackRock Liquidity Funds, TempFund, Institutional Class	$2,912,269	$24,040
BlackRock Liquidity Series, LLC Cash Sweep Series	$(20,373,910)	$16,510

(n)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

91	3-Year Australian Bond Future	Sydney	March 2010	$8,387,606	$(2,163)
25	5-Year U.S. Treasury Bond	Chicago	March 2010	$2,911,860	(52,290)
1	10-Year Australian Bond Future	Sydney	March 2010	$92,871	(1,425)
17	Euro-BOBL Future	Eurex	March 2010	$2,846,041	(27,370)
25	Euro-BUND Future	Eurex	March 2010	$4,399,383	(56,091)
3	Long Gilt	London	March 2010	$567,465	(12,888)

Total					$(152,227)

•	Financial futures contracts sold as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)

69	2-Year U.S. Treasury Bond	Chicago	March 2010	$14,988,902	$66,574
1	10-Year Canada Future Bond	Montreal	March 2010	$114,408	1,734
6	10-Year Japan Future Bond	Tokyo	March 2010	$8,999,556	(283)
88	10-Year U.S. Treasury Bond	Chicago	March 2010	$10,449,992	290,117
64	Euro-SCHARTZ Future	Eurex	March 2010	$9,916,322	11,309
91	90 Day Sterling	London	March 2011	$17,961,598	48,068

Total					$417,519

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

SGD	725,000	USD	523,173	Royal Bank of Scotland	1/06/10	$(7,132)
USD	516,400	SGD	725,000	Royal Bank of Scotland	1/06/10	359
EUR	5,177,800	USD	7,788,992	Citibank, NA	1/20/10	(366,488)
USD	42,476,858	EUR	28,562,500	Citibank, NA	1/20/10	1,531,810
USD	1,763,730	EUR	1,185,000	UBS AG	1/20/10	65,004
HUF	662,140,000	USD	3,671,072	UBS AG	1/22/10	(160,564)
PLN	10,000,000	USD	3,649,568	UBS AG	1/22/10	(162,432)
USD	3,649,568	HUF	650,300,000	UBS AG	1/22/10	201,834
USD	3,671,072	PLN	10,000,000	UBS AG	1/22/10	183,936
AUD	526,000	USD	485,936	Citibank, NA	1/27/10	(14,780)
CAD	310,000	USD	297,140	Citibank, NA	1/27/10	(723)
CAD	2,827,700	USD	2,652,876	Goldman Sachs Bank USA	1/27/10	50,922
CAD	2,222,000	USD	2,123,045	Royal Bank of Scotland	1/27/10	1,593
DKK	823,400	USD	166,755	UBS AG	1/27/10	(8,185)
GBP	190,200	USD	318,268	Royal Bank of Scotland	1/27/10	(11,107)
HUF	245,735,200	USD	1,374,865	UBS AG	1/27/10	(72,403)
JPY	158,319,735	USD	1,745,201	Deutsche Bank AG	1/27/10	(45,059)
JPY	1,554,399,000	USD	17,034,509	Royal Bank of Scotland	1/27/10	(342,353)
NOK	10,909,000	USD	1,956,193	Barclays Bank, Plc	1/27/10	(74,291)
PLN	10,037,000	USD	3,637,468	Goldman Sachs Bank USA	1/27/10	(138,663)
USD	2,456,514	AUD	2,691,000	Citibank, NA	1/27/10	46,098
USD	1,315,828	AUD	1,465,500	Deutsche Bank AG	1/27/10	3,132
USD	2,647,140	CAD	2,724,000	Citibank, NA	1/27/10	42,499
USD	3,992,283	DKK	19,917,500	Citibank, NA	1/27/10	156,584
USD	390,649	EUR	261,000	Citibank, NA	1/27/10	16,502
USD	15,968,665	GBP	9,799,000	Citibank, NA	1/27/10	143,874
USD	1,745,201	GBP	1,050,000	Deutsche Bank AG	1/27/10	49,514
USD	2,044,998	MXN	26,904,000	Royal Bank of Scotland	1/27/10	(5,041)
USD	3,530,765	PLN	9,914,000	UBS AG	1/27/10	74,836
USD	322,964	SEK	2,194,500	Citibank, NA	1/27/10	16,193
SGD	725,000	USD	516,253	Royal Bank of Scotland	2/02/10	(388)
USD	1,945,186	EUR	1,290,000	UBS AG	2/10/10	96,001
CNY	35,696,300	USD	5,380,000	Citibank, NA	10/27/10	(116,612)

Total						$1,154,470

•	Credit default swaps on single-name issuers — buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

ST Microelectronics NV	0.26%	Citibank NA	September 2012	EUR	400	$1,542
Hannover Rueckversicherung AG	0.43%	Citibank NA	March 2013	EUR	600	5,119

Total						$6,661

•	Credit default swaps on single-name issuers — sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating(1)	Notional Amount (000)(2)		Unrealized Appreciation

Republic of Indonesia	1.63%	Citibank NA	March 2011	BB–	USD	1,500	$8,657

(1)	Using Standard & Poor’s ratings of the issuer.

(2)	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	13

Schedule of Investments (continued)

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

Dow Jones iTraxx HiVol Series 1	3.75%	Credit Suisse International	June 2014	EUR 3,750	$(381,330)

•	Credit default swaps on traded indexes — sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating(3)	Notional Amount (000)(4)	Unrealized Appreciation

Dow Jones CDX Emerging Markets Series 10 Volume 1	3.35%	Deutsche Bank AG	December 2013	BB+	USD 1,640	$211,693

(3)	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.

(4)	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

3.15%(a)	6-month EURO	Deutsche Bank AG	May 2013	EUR 6,400	$33,227

(a)	Fund pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Schedule of Investments (concluded)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments:
Common Stocks	$121,183
Short-Term Securities	2,912,269

Total Level 1	3,033,452

Level 2
Long-Term Investments:
Asset-Backed Securities	9,870,311
Common Stocks	118,841
Corporate Bonds	45,773,866
Foreign Government Obligations	100,449,541
Non-Agency Mortgage-Backed Securities	4,878,432
Preferred Securities	1,850,470
Taxable Municipal Bonds	3,193,039
U.S. Government Sponsored Agency Mortgage-Backed Securities	700,238
U.S. Treasury Obligations	988,815
Other Interests	75,000

Total Level 2	167,898,553

Level 3
Long-Term Investments:
Non-Agency Mortgage-Backed Securities	1,632,931
Other Interests	2,943
Warrants	79,500

Total Level 3	1,715,374

Total	$172,647,379

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$417,802	$(152,510)
Level 2	2,940,929	(1,907,551)
Level 3	—	—

Total	$3,358,731	$(2,060,061)

[1]	Other financial instruments are swaps, financial futures contracts and foreign currency exchange contracts, which are shown at the unrealized appreciation/ depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities

	Non-Agency Mortgage- Backed Securities	Other Interests	Warrants	Total

Balance, as of December 31, 2008	—	$2,943	—	$2,943
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation/depreciation[2]	—	—	$28,770	28,770
Net purchases (sales)	$855,700	—	—	855,700
Net transfers in/out of Level 3	777,231	—	50,730	827,961

Balance, as of December 31, 2009	$1,632,931	$2,943	$79,500	$1,715,374

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $28,770.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Valuation Inputs	Other Financial Instruments

	Assets	Liabilities

Balance, as of December 31, 2008	$48,661	$(145,214)
Realized gain (loss)	47,190	(154,157)
Change in unrealized appreciation/depreciation	(107,127)	305,709
Net purchases (sales)	11,276	(6,338)
Net transfers in/out of Level 3	—	—

Balance, as of December 31, 2009	—	—

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	15

Statement of Assets and Liabilities

December 31, 2009

Assets

Investments at value — unaffiliated (cost — $167,239,841)	$169,735,110
Investments at value — affiliated (cost — $2,912,269)	2,912,269
Unrealized appreciation on foreign currency exchange contracts	2,680,691
Unrealized appreciation on swaps	260,238
Foreign currency at value (cost — $162,449)	162,556
Cash pledged as collateral for financial futures contracts	360,000
Interest receivable	2,415,720
Investments sold receivable	1,067,372
Capital shares sold receivable	495,013
Margin variation receivable	47,108
Dividends receivable — affiliated	35,902
Swaps receivable	3,087
Prepaid expenses	47,326
Other assets	4,762

Total assets	180,227,154

Liabilities

Unrealized depreciation on foreign currency exchange contracts	1,526,221
Unrealized depreciation on swaps	381,330
Investments purchased payable	1,922,611
Income dividends payable	538,573
Swap premiums received	442,741
Capital shares redeemed payable	226,759
Investment advisory fees payable	98,541
Service and distribution fees payable	66,513
Swaps payable	8,040
Other affiliates payable	813
Officer’s and Directors’ fees payable	295
Other accrued expenses payable	96,928

Total liabilities	5,309,365

Net Assets	$174,917,789

Net Assets Consist of

Paid-in capital	$203,841,895
Distributions in excess of net investment income	(1,795,230)
Accumulated net realized loss	(30,912,928)
Net unrealized appreciation/depreciation	3,784,052

Net Assets	$174,917,789

Net Asset Value

Institutional — Based on net assets of $41,524,913 and 6,886,260 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor A — Based on net assets of $75,509,040 and 12,529,381 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor B — Based on net assets of $8,594,949 and 1,426,374 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor C — Based on net assets of $30,448,614 and 5,053,689 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor C1 — Based on net assets of $18,840,273 and 3,130,034 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.02

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Statement of Operations

Year Ended December 31, 2009

Investment Income

Interest	$7,967,275
Dividends	18,000
Foreign taxes withheld	(438)
Income — affiliated	40,550

Total income	8,025,387

Expenses

Investment advisory	996,409
Service — Investor A	182,074
Service and distribution — Investor B	68,569
Service and distribution — Investor C	237,546
Service and distribution — Investor C1	158,408
Transfer agent — Institutional	77,251
Transfer agent — Investor A	111,278
Transfer agent — Investor B	16,352
Transfer agent — Investor C	36,137
Transfer agent — Investor C1	33,513
Accounting services	117,704
Professional	105,944
Printing	80,418
Registration	71,404
Custodian	37,265
Officer and Directors	20,700
Miscellaneous	62,538

Total expenses	2,413,510
Less fees waived by advisor	(3,761)
Less fees paid indirectly	(188)

Total expenses after fees waived and paid indirectly	2,409,561

Net investment income	5,615,826

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(1,598,619)
Financial futures contracts and swaps	(448,729)
Options written	66,238
Foreign currency transactions	(5,370,460)

(7,351,570)

Net change in unrealized appreciation/depreciation on:
Investments	13,846,758
Financial futures contracts and swaps	1,064,388
Foreign currency transactions	1,926,411

16,837,557

Total realized and unrealized gain	9,485,987

Net Increase in Net Assets Resulting from Operations	$15,101,813

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	17

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$5,615,826	$6,225,557
Net realized gain (loss)	(7,351,570)	4,612,228
Net change in unrealized appreciation/depreciation	16,837,557	(18,504,423)

Net increase (decrease) in net assets resulting from operations	15,101,813	(7,666,638)

Dividends to Shareholders From

Net investment income:
Institutional	(3,238, 034)	(2,926,649)
Investor A	(5,638,642)	(4,105,516)
Investor B	(657,397)	(587,828)
Investor C	(1,700,423)	(912,086)
Investor C1	(1,418,708)	(1,313,492)

Decrease in net assets resulting from dividends to shareholders	(12,653,204)	(9,845,571)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	2,676,349	19,071,668

Redemption Fee

Redemption fee	18,542	29,296

Net Assets

Total increase in net assets	5,143,500	1,588,755
Beginning of year	169,774,289	168,185,534

End of year	$174,917,789	$169,774,289

Undistributed (distributions in excess of) net investment income	$(1,795,230)	$10,056,241

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Financial Highlights

	Institutional					Investor A

	Year Ended December 31,					Year Ended December 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$5.92	$6.42	$6.27	$6.08	$6.66	$5.92	$6.41	$6.26	$6.08	$6.66

Net investment income[1]	0.22	0.24	0.27	0.28	0.35	0.21	0.22	0.26	0.27	0.33
Net realized and unrealized gain (loss)[2]	0.37	(0.38)	0.20	0.21	(0.58)	0.36	(0.36)	0.20	0.20	(0.58)

Net increase (decrease) from investment operations	0.59	(0.14)	0.47	0.49	(0.23)	0.57	(0.14)	0.46	0.47	(0.25)

Dividends from net investment income	(0.48)	(0.36)	(0.32)	(0.30)	(0.35)	(0.46)	(0.35)	(0.31)	(0.29)	(0.33)

Net asset value, end of year	$6.03	$5.92	$6.42	$6.27	$6.08	$6.03	$5.92	$6.41	$6.26	$6.08

Total Investment Return[3]

Based on net asset value	10.34%	(2.23)%	7.87%	8.39%	(3.54)%	10.11%	(2.29)%	7.66%	7.94%	(3.78)%

Ratios to Average Net Assets

Total expenses	1.09%	1.03%	1.04%	0.99%	1.00%	1.30%	1.26%	1.25%	1.24%	1.25%

Total expenses after fees waived and paid indirectly	1.09%	1.03%	1.04%	0.99%	1.00%	1.30%	1.26%	1.25%	1.24%	1.25%

Net investment income	3.75%	3.72%	4.31%	4.59%	5.51%	3.54%	3.51%	4.10%	4.33%	5.27%

Supplemental Data

Net assets, end of year (000)	$41,525	$42,108	$44,799	$44,373	$44,675	$75,509	$75,294	$68,840	$67,658	$68,497

Portfolio turnover	201%[4]	201%[5]	134%	114%	103%	201%[4]	201%[5]	134%	114%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	19

Financial Highlights (continued)

	Investor B					Investor C

									Period October 2, 2006[1] to December 31, 2006

	Year Ended December 31,					Year Ended December 31,

	2009	2008	2007	2006	2005	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$5.92	$6.41	$6.26	$6.08	$6.66	$5.92	$6.41	$6.26	$6.15

Net investment income[2]	0.18	0.19	0.22	0.23	0.30	0.16	0.18	0.21	0.03
Net realized and unrealized gain (loss)[3]	0.36	(0.36)	0.21	0.21	(0.58)	0.37	(0.37)	0.20	0.15

Net increase (decrease) from investment operations	0.54	(0.17)	0.43	0.44	(0.28)	0.53	(0.19)	0.41	0.18

Dividends from net investment income	(0.43)	(0.32)	(0.28)	(0.26)	(0.30)	(0.42)	(0.30)	(0.26)	(0.07)

Net asset value, end of period	$6.03	$5.92	$6.41	$6.26	$6.08	$6.03	$5.92	$6.41	$6.26

Total Investment Return[4]

Based on net asset value	9.54%	(2.80)%	7.10%	7.38%	(4.28)%	9.30%	(3.00)%	6.87%	2.92%[5]

Ratios to Average Net Assets

Total expenses	1.83%	1.78%	1.77%	1.78%	1.78%	2.05%	2.00%	1.99%	1.88%[6]

Total expenses after fees waived and paid indirectly	1.82%	1.78%	1.77%	1.78%	1.78%	2.05%	2.00%	1.99%	1.88%[6]

Net investment income	3.03%	2.97%	3.57%	3.82%	4.74%	2.75%	2.82%	3.44%	3.02%[6]

Supplemental Data

Net assets, end of period (000)	$8,595	$10,012	$13,234	$16,764	$22,512	$30,449	$20,340	$10,519	$1,398

Portfolio turnover	201%[7]	201%[8]	134%	114%	103%	201%[7]	201%[8]	134%	114%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Financial Highlights (concluded)

	Investor C1

	Year Ended December 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$5.91	$6.41	$6.26	$6.07	$6.65

Net investment income[1]	0.18	0.19	0.22	0.23	0.29
Net realized and unrealized gain (loss)[2]	0.36	(0.38)	0.21	0.21	(0.57)

Net increase (decrease) from investment operations	0.54	(0.19)	0.43	0.44	(0.28)

Dividends from net investment income	(0.43)	(0.31)	(0.28)	(0.25)	(0.30)

Net asset value, end of year	$6.02	$5.91	$6.41	$6.26	$6.07

Total Investment Return[3]

Based on net asset value	9.50%	(2.99)%	7.10%	7.51%	(4.33)%

Ratios to Average Net Assets

Total expenses	1.87%	1.80%	1.78%	1.81%	1.82%

Total expenses after fees waived and paid indirectly	1.86%	1.80%	1.78%	1.81%	1.82%

Net investment income	2.98%	2.94%	3.57%	3.77%	4.61%

Supplemental Data

Net assets, end of year (000)	$18,840	$22,020	$30,794	$37,796	$35,640

Portfolio turnover	201%[4]	201%[5]	134%	114%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	21

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B and Investor C1 Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on models. The models consider the estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at their net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	23

Notes to Financial Statements (continued)

maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Fund may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, foreign currency exchange contracts, financial futures contracts, swaps and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Custodian fees may be reduced by the amounts calculated on uninvested cash balances (“custody credits”), which are shown as fees paid indirectly in the Statement of Operations.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty the certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	25

Notes to Financial Statements (continued)

the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Fund may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps	$451,029	Net unrealized appreciation/depreciation	$152,510

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,680,691	Unrealized depreciation on foreign currency exchange contracts	1,526,221

Credit contracts	Unrealized appreciation on swaps	227,011	Unrealized depreciation on swaps	381,330

Total		$3,358,731		$2,060,061

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2009

	Net Realized Gain (Loss) From

	Financial Futures Contracts	Swaps	Options**	Foreign Currency Transactions	Total

Interest rate contracts	$(425,219)	$(110,679)	$(88,815)	—	$(624,713)
Foreign currency exchange contracts	—	—	(89,417)	$(5,037,349)	(5,126,766)
Credit contracts	—	87,169	—	—	87,169

Total	$(425,219)	$(23,510)	$(178,232)	$(5,037,349)	$(5,664,310)

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Foreign Currency Transactions	Total

Interest rate contracts	$833,520	$206,703	—	$1,040,223
Foreign currency exchange contracts	—	—	$1,910,057	1,910,057
Credit contracts	—	24,165	—	24,165

Total	$833,520	$230,868	$1,910,057	$2,974,445

**	Options purchased are included in the net realized gain (loss) from investments — unaffiliated.

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:
Average number of contracts	428
Average value	$449,123
Foreign currency exchange contracts:
Average number of contracts	33
Average US dollar amount	$90,112,495
Options purchased:
Average number of contracts	10
Average premium	$44,408
Credit default swaps:
Average number of positions	7
Average notional value	$10,475,880
Interest rate swaps:
Average number of positions	2
Average notional value	$8,808,133

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the average daily value of the Fund’s net assets.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	27

Notes to Financial Statements (continued)

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. and BlackRock International Limited, both affiliates of the Manager, under which the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the year ended December 31, 2009, the Fund reimbursed the Manager $3,246 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the year ended December 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $17,408. Affiliates received contingent deferred sales charges of $10,842, $12,124 and $1,870 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $1,323 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2009, the Fund reimbursed the Manager for costs incurred running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Call Center Fees

Institutional	$1,975
Investor A	$3,813
Investor B	$306
Investor C	$797
Investor C1	$430

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities) for the year ended December 31, 2009 were $265,867,805 and $266,422,590, respectively.

For the year ended December 31, 2009, purchases and sales of US government securities were $63,468,674 and $63,392,268, respectively.

For the year ended December 31, 2009, purchases and sales attributed to mortgage dollar rolls were $61,554,738 and $61,728,156, respectively.

Transactions in options written for the year ended December 31, 2009 were as follows:

Call Options	Contracts†	Premiums Received

Options outstanding at beginning of year	—	—
Options written	12,390	$66,238
Options expired	(12,390)	(66,238)

Options outstanding at end of year	—	—

†	Swaption contracts include a notional amount of $1 million.

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, and the expiration of capital loss carryforwards were reclassified to the following accounts:

Undistributed net investment income	$(4,814,093)
Accumulated net realized loss	$12,388,346
Paid-in capital	$(7,574,253)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/09	12/31/08

Distributions paid from:
Ordinary income	$12,653,204	$9,845,571

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$2,614,869
Capital loss carryforwards	(29,845,910)
Net unrealized losses*	(1,693,065)

Total	$(28,924,106)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, amortization methods for premiums and discounts on fixed income securities and the accounting for swap agreements.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$17,836,357
2011	4,375,952
2014	1,610,868
2016	2,060,971
2017	3,961,762

Total	$29,845,910

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	29

Notes to Financial Statements (concluded)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,190,189	$13,159,955	5,114,953	$33,250,640
Shares issued to shareholders in reinvestment of dividends	373,146	2,213,716	281,878	1,738,658

Total issued	2,563,335	15,373,671	5,396,831	34,989,298
Shares redeemed	(2,789,894)	(16,537,879)	(5,266,894)	(31,823,765)

Net increase (decrease)	(226,559)	$(1,164,208)	129,937	$3,165,533

Investor A

Shares sold and automatic conversion of shares	3,089,738	$18,474,489	6,030,984	$38,097,151
Shares issued to shareholders in reinvestment of dividends	588,087	3,490,367	387,153	2,384,264

Total issued	3,677,825	21,964,856	6,418,137	40,481,415
Shares redeemed	(3,873,872)	(22,852,286)	(4,430,061)	(27,310,939)

Net increase (decrease)	(196,047)	$(887,430)	1,988,076	$13,170,476

Investor B

Shares sold	141,928	$838,362	266,112	$1,700,007
Shares issued to shareholders in reinvestment of dividends	73,190	433,768	56,061	345,733

Total issued	215,118	1,272,130	322,173	2,045,740
Shares redeemed and automatic conversion of shares	(481,044)	(2,837,189)	(694,151)	(4,329,096)

Net decrease	(265,926)	$(1,565,059)	(371,978)	$(2,283,356)

Investor C

Shares sold	2,655,304	$15,896,467	3,102,445	$19,680,209
Shares issued to shareholders in reinvestment of dividends	220,225	1,309,869	112,855	690,074

Total issued	2,875,529	17,206,336	3,215,300	20,370,283
Shares redeemed	(1,260,489)	(7,447,894)	(1,417,593)	(8,596,212)

Net increase	1,615,040	$9,758,442	1,797,707	$11,774,071

Investor C1

Shares sold	166,887	$993,463	150,343	$956,319
Shares issued to shareholders in reinvestment of dividends	154,827	916,714	134,706	833,391

Total issued	321,714	1,910,177	285,049	1,789,710
Shares redeemed	(917,537)	(5,375,573)	(1,366,874)	(8,544,766)

Net decrease	(595,823)	$(3,465,396)	(1,081,825)	$(6,755,056)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Financial Statements.

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock World Income Fund, Inc. during the fiscal year ended December 31, 2009:

	Payable Dates	Percentage

Foreign Source Income*	January 2009 –
	December 2009	39.51%
Interest-Related Dividends	January 2009 –
for Non-US Residents**	December 2009	17.73%

*	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	31

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 98 Portfolios	None

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				35 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				35 RICs consisting of 98 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				35 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	33

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				173 RICs consisting of 304 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				173 RICs consisting of 304 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Assets Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer of the Fund	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors

BlackRock Financial
Management, Inc.
New York, NY 10055

BlackRock
International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian

State Street Bank
and Trust Company
Boston, MA 02111

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor

BlackRock
Investments, LLC
New York, NY 10022

Legal Counsel

Willkie Farr &
Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	35

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative

December 31, 2009	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Institutional	$0.476769046	—	—	$0.476769046	100%	0%	0%	100%
Investor A	$0.464002909	—	—	$0.464002909	100%	0%	0%	100%
Investor B	$0.432799854	—	—	$0.432799854	100%	0%	0%	100%
Investor C	$0.419496650	—	—	$0.419496650	100%	0%	0%	100%
Investor C1	$0.430151008	—	—	$0.430151008	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009	37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2009

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10788-12/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock World Income Fund, Inc.	$36,900	$35,000	$0	$0	$6,662	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock World Income Fund, Inc.	$415,190	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock World Income Fund, Inc.

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: February 23, 2010